                                                                      Exhibit 24


                         THE ELDER-BEERMAN STORES CORP.
                           ANNUAL REPORT ON FORM 10-K
                                POWER OF ATTORNEY
                                -----------------


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of The Elder-Beerman Stores Corp., an Ohio corporation, hereby constitutes and appoints each of Scott J. Davido and Steven D. Lipton as the true and lawful attorney or attorney-in-fact, with full power of substitution and revocation, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign on behalf of each of the undersigned an Annual
Report on Form 10-K for the fiscal year ended February 2, 2002 pursuant to the Securities Exchange Act of 1934, as amended, and to sign any amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to each attorney or attorney-in-fact full power and authority to do so and to perform any act requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each attorney or attorney-in-fact or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 12th day of April, 2002.

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
              /s/ Byron L. Bergren                                               /s/ Scott J. Davido
---------------------------------------------------             ----------------------------------------------------
                Byron L. Bergren                                                    Scott J. Davido
President and Chief Executive Officer and Director                Executive Vice President, Chief Financial Officer
           (Principal Executive Officer)                                     (Principal Financial Officer)


              /s/ Steven C. Mason                                               /s/ Steven D. Lipton
---------------------------------------------------             ----------------------------------------------------
                Steven C. Mason                                                    Steven D. Lipton
             Chairman of the Board                                        Senior Vice President, Controller
                                                                             (Principal Accounting Officer)

              /s/ Charles Macaluso
---------------------------------------------------                            /s/ Thomas J. Noonan, Jr.
                  Charles Macaluso                              ----------------------------------------------------
                     Director                                                    Thomas J. Noonan, Jr.
                                                                                       Director

             /s/ Dennis S. Bookshester
---------------------------------------------------                            /s/ Laura H. Pomerantz
                Dennis S. Bookshester                           ----------------------------------------------------
                     Director                                                     Laura H. Pomerantz
                                                                                       Director

                /s/ Jack A. Staph
---------------------------------------------------                            /s/ Charles H. Turner
                    Jack A. Staph                               ----------------------------------------------------
                      Director                                                     Charles H. Turner
                                                                                       Director

                /s/ Mark F.C. Berner
---------------------------------------------------                               /s/ Eugene I. Davis
                   Mark F.C. Berner                             ----------------------------------------------------
                      Director                                                      Eugene I. Davis
                                                                                       Director
